Share based compensation - SOP 2020 Valuation (Details) - Cash Settled Stock Options 2020	12 Months Ended
	Dec. 31, 2022 USD ($) Y $ / shares shares	Dec. 31, 2021 USD ($) Y $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Risk-free interest rate	4.80%	0.40%
Expected dividend yield (as a percent)	0.00%	0.00%
Expected life | Y	1.4	2.4
Expected volatility (as a percent)	111.90%	55.00%
Weighted average of Fair value of Options | $	$ 0.75	$ 3.90
Conversion ratio between ordinary shares and American Depositary Shares	2
Number of ADS per option | shares	1
Number of ordinary shares per ADS | shares	2
ADR
Disclosure of terms and conditions of share-based payment arrangement [line items]
Fair value per share (in dollars per share) | $ / shares	$ 1.61	$ 5.70
Exercise price per share (in unit per share) | $ / shares	$ 1.84	$ 1.84